Exhibit 99.5

VIVAKOR, INC., SILVER FUELS DELHI, LLC AND WHITE CLAW COLORADO CITY, LLC

Unaudited Proforma Consolidated Balance Sheets

June 30, 2022

ASSETS	Vivakor, Inc.	Silver Fuels Delhi, LLC	White Claw Colorado City, LLC	Adjustments		Consolidated
Current assets:
Cash and cash equivalents	$4,908,334	$62,039	$39,802	$(101,841)	(b)	$4,908,334
Cash and cash equivalents attributed to variable interest entity	296,257	–	–	–		296,257
Accounts Receivable	845	7,036,745	480,972	(7,517,717)	(b)	845
Marketable securities	1,818,029	–	–	–		1,818,029
Inventories	222,000	96,081	–	–		318,081
Precious metal concentrate	1,166,709	–	–	–		1,166,709
Other assets	237,422	410,121	132,697	–		780,240
Total current assets	8,649,596	7,604,986	653,471	(7,619,558)		9,288,495

Other investments	4,000	–	–	–		4,000
Notes receivable	1,150,743	–	–	–		1,150,743
Property and equipment, net	25,878,930	2,327,253	2,245,007	–		30,451,190
Rights of use assets- operating leases	721,550	–	–	–		721,550
License agreement, net	2,291,942	–	–	–		2,291,942
Intellectual property, net	13,002,504	–	–	13,662,037	(c)(d)	26,664,541
Goodwill	–	–	–	17,928,520	(b)	17,928,520
Total assets	$51,699,265	$9,932,239	$2,898,478	$23,970,999		$88,500,981

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$3,061,610	$6,393,906	$147,855	$(6,541,761)	(b)	$3,061,610
Operating lease liabilities, current	364,103	–	–	–		364,103
Financing lease liabilities, current	–	249,698	187,147	–		436,845
Loans and notes payable, current	962,405	–	–	1,757,694	(a)(e)	2,720,099
Loans and notes payable, current attributed to variable interest entity	2,308,232	–	–	–		2,308,232
Long-term debt (working interest royalty programs), current	8,565	–	–	–		8,565
Total current liabilities	6,704,915	6,643,604	335,002	(4,784,067)		8,899,454

Operating lease liabilities, long term	414,947	–	–	–		414,947
Financing lease liabilities, long term	–	1,584,128	2,106,212	–		3,690,340
Loans and notes payable, long term	543,869	–	–	27,854,900	(a)	28,398,769
Long-term debt (working interest royalty programs)	5,017,592	–	–	–		5,017,592
Deferred income tax liabilities	5,156,899	–	–	–		5,156,899
Total liabilities	17,838,222	8,227,732	2,441,214	23,070,833		51,578,001

Stockholders' equity:
Common stock, $.001 par value; 41,666,667 shares authorized	15,039	–	–	3,010	(a)	18,049
Additional paid-in capital	67,857,646	–	–	4,284,645	(a)	72,142,291
Treasury stock, at cost	(20,000)	–	–	–		(20,000)
Retained earnings (deficit)	(41,237,559)	1,704,507	457,264	(3,387,489)	(b)(d)(e)	(42,463,277)
Total Vivakor, Inc. stockholders' equity	26,615,126	1,704,507	457,264	900,166		29,677,063
Noncontrolling interest	7,245,917	–	–	–		7,245,917
Total stockholders' equity	33,861,043	1,704,507	457,264	900,166		36,922,980
Total liabilities and stockholders’ equity	$51,699,265	$9,932,239	$2,898,478	$23,970,999		$88,500,981

1

Notes

(a) To record the acquisition consideration which consisted of 3,009,552 shares of the Company's common stock and the issuance of two promissory notes of an aggregate amount of $28,664,284.

(b) To eliminate the Silver Fuels Delhi, LLC and White Claw Colorado City, LLC capital structures, and record negative net assets as a reduction of the purchase price.

(c) To allocate an estimated 20% of goodwill to intangible assets subject to a full valuation report to be undertaken by the Company within the next year.

(d) To record amortization expense assuming a 10 year life on intangible assets as if the acquisition had occurred on January 1, 2022. The life of the intangibles is an estimate subject to a full valuation report that will be undertaken by the Company within the next year.

(e) To record interest expense on the seller's note payable as if the acquisition had occurred on January 1, 2022. The interest rate of the note is the prime rate plus 3%.

2

VIVAKOR, INC., SILVER FUELS DELHI, LLC AND WHITE CLAW COLORADO CITY, LLC

Unaudited Proforma Consolidated Statements of Operations

For the Six Months Ended June 30, 2022

	Vivakor, Inc.	Silver Fuels Delhi, LLC	White Claw Colorado City, LLC	Adjustments		Consolidated

Revenues	$–	$28,817,649	$750,972	$–		$29,568,621
Cost of revenues	–	27,246,494	–	–		27,246,494
Gross profit	–	1,571,155	750,972	–		2,322,127
Operating expenses:
Sales and marketing	310,591	–	–	–		310,591
General and administrative	4,235,560	229,127	49,018	–		4,513,705
Amortization and depreciation	933,813	156,444	129,844	277,408	(b)	1,497,509
Total operating expenses	5,479,964	385,571	178,862	277,408		6,321,805
Income (loss) from operations	(5,479,964)	1,185,584	572,110	(277,408)		(3,999,678)
Other income (expense):
Unrealized loss on marketable securities	(413,189)	–	–	–		(413,189)
Interest income	12,461	–	–	–		12,461
Interest expense	(114,946)	(160,643)	(152,264)	(948,310	)(b)	(1,376,163)
Gain on disposition of asset	2,456	–	–	–		2,456
Other income	40,084	–	–	–		40,084
Total other income (expense)	(473,134)	(160,643)	(152,264)	(948,310)		$(1,734,351)
Income (loss) before provision for income taxes	(5,953,098)	1,024,941	419,846	(1,225,718)		(5,734,029)
Provision for income taxes	(800)	–	–	–		(800)
Consolidated net income (loss)	(5,953,898)	1,024,941	419,846	(1,225,718)		(5,734,829)
Less: Net loss attributable to noncontrolling interests	(447,698)	–	–	–		$(447,698)
Net income (loss) attributable to Vivakor, Inc.	(5,506,200)	1,024,941	$419,846	$(1,225,718)		(5,287,131)

Net income (loss) attributable to common shareholders	$(5,506,200)	$1,024,941	$419,846	$(1,225,718)		(5,287,131)

Basic and diluted net loss per share	$(0.38)					(0.32)
Basic weighted average common shares outstanding	14,388,004			3,009,552	(a)	16,739,711

Notes

(a) Reflects the issuance of 3,009,552 Vivakor, Inc. shares at acquisition.

(b) To record amortization of intangible expense of $277,408 as well as $948,310 of interest expense associated with the seller's note assumed upon close of the acquisition as if the acquisition had occurred on January 1, 2022.

3

VIVAKOR, INC., SILVER FUELS DELHI, LLC AND WHITE CLAW COLORADO CITY, LLC

Unaudited Proforma Consolidated Balance Sheets

For the Year Ended December 31, 2021

ASSETS	Vivakor, Inc.	Silver Fuels Delhi, LLC	White Claw Colorado City, LLC	Adjustments		Consolidated
Current assets:
Cash and cash equivalents	$1,293,767	$83,261	$1,350,890	$(1,434,151)	(b)	$1,293,767
Cash and cash equivalents attributed to variable interest entity	199,952	–	–	–		199,952
Accounts Receivable	845	2,993,706	272,435	(3,266,141)	(b)	845
Marketable securities, trading	2,231,218	–	–	–		2,231,218
Inventories	192,000	99,902	–	–		291,902
Precious metal concentrate	1,166,709	–	–	–		1,166,709
Other assets	73,245	477,424	72,313	–		622,982
Total current assets	5,157,736	3,654,293	1,695,638	(4,700,292)		5,807,375

Other investments	4,000	–	–	–		4,000
Notes receivable	1,194,235	–	–	–		1,194,235
Property and equipment, net	24,692,111	2,483,697	2,374,851	–		29,550,659
Rights of use assets- operating leases	663,291	–	–	–		663,291
License agreement, net	2,370,835	–	–	–		2,370,835
Intellectual property, net	13,662,037	–	–	5,748,606	(c)(d)	19,410,643
Goodwill	–	–	–	25,714,919	(b)	25,714,919
Total assets	$47,744,245	$6,137,990	$4,070,489	$26,763,233		$84,715,957

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$2,023,985	$2,336,457	$92,012	$(2,428,469)	(b)	$2,023,985
Operating lease liabilities, current	287,769	–	–	–		287,769
Financing lease liabilities, current	–	232,572	175,760	–		408,332
Loans and notes payable, current	1,511,447	–	–	1,698,362	(a)(e)	3,209,809
Loans and notes payable, current attributed to variable interest entity	3,416,379	–	–	–		3,416,379
Long-term debt, current	3,256	–	–	–		3,256
Total current liabilities	7,242,836	2,569,029	267,772	(730,107)		9,349,530

Operating lease liabilities, long term	434,109	–	–	–		434,109
Financing lease liabilities, long term	–	1,696,344	2,202,527	–		3,898,871
Loans and notes payable, long term	1,185,970	–	–	28,757,440	(a)	29,943,410
Long-term debt	6,171,298	–	–	–		6,171,298
Deferred income tax liabilities	5,156,899	–	–	–		5,156,899
Total liabilities	20,191,112	4,265,373	2,470,299	28,027,333		54,954,117

Stockholders' equity:
Convertible, preferred stock, $.001 par value; 3,400,000 shares authorized;(1)
Series A- 66,667 issued and outstanding(1)	67	–	–	–		67
Common stock, $.001 par value; 41,666,667 shares authorized(1)	12,331	–	–	3,010	(a)	15,341
Additional paid-in capital	58,279,590	–	–	4,284,645	(a)	62,564,235
Treasury stock, at cost	(20,000)	–	–	–		(20,000)
Retained earnings (deficit)	(35,731,359)	1,872,617	1,600,190	(5,839,186)	(b)(d)(e)	(38,097,738)
Total Vivakor, Inc. stockholders' equity	22,540,629	1,872,617	1,600,190	(1,551,531)		24,461,905
Noncontrolling interest	5,012,504	–	–	–		5,012,504
Total stockholders' equity	27,553,133	1,872,617	1,600,190	(1,551,531)		29,474,409
Total liabilities and stockholders’ equity	$47,744,245	$6,137,990	$4,070,489	$26,475,802		$84,428,526

4

Notes

(1) Share and per share amounts have been retroactively adjusted to reflect the one-for-thirty reverse stock split effective February 14, 2022.

(a) To record the acquisition consideration which consisted of 3,009,552 shares of the Company's common stock and the issuance of two promissory notes of an aggregate amount of $28,664,284.

(b) To eliminate the Silver Fuels Delhi, LLC and White Claw Colorado City, LLC capital structures, and record negative net assets as a reduction of the purchase price.

(c) To allocate an estimated 20% of goodwill to intangible assets subject to a full valuation report to be undertaken by the Company within the next year.

(d) To record amortization expense assuming a 10 year life on intangible assets as if the acquisition had occurred on January 1, 2021. The life of the intangibles is an estimate subject to a full valuation report that will be undertaken by the Company within the next year.

(e) To record interest expense on the seller's note payable as if the acquisition had occurred on January 1, 2021. The interest rate of the note is the prime rate plus 3%.

5

VIVAKOR, INC., SILVER FUELS DELHI, LLC AND WHITE CLAW COLORADO CITY, LLC

Unaudited Proforma Consolidated Statements of Operations

For the Year Ended December 31, 2021

	Vivakor, Inc.	Silver Fuels Delhi, LLC	White Claw Colorado City, LLC	Adjustments		Consolidated
Revenues	$1,088,428	$33,000,380	$272,435	$–		$34,361,243
Cost of revenues	1,050,676	30,598,276	–	–		31,648,952
Gross profit	37,752	2,402,104	272,435	–		2,712,291
Operating expenses:
Sales and marketing	849,107	–	–	–		849,107
General and administrative	4,652,069	419,392	92,795	–		5,164,256
Amortization and depreciation	1,462,492	297,323	166,667	574,861	(b)	2,501,343
Total operating expenses	6,963,668	716,715	259,462	574,861		8,514,706
Income (loss) from operations	(6,925,916)	1,685,389	12,973	(574,861)		(5,802,415)
Other income:
Gain on disposition of asset	87,044	–	–	–		87,044
Unrealized loss on marketable securities	(1,094,054)	–	–	–		(1,094,054)
Interest income	3,312	–	–	–		3,312
Interest expense	(501,598)	(324,336)	–	(1,791,518	)(b)	(2,617,452)
Other income	125,299	934	–	–		126,233
Total other income (expense)	(1,379,997)	(323,402)	–	(1,791,518)		$(3,494,917)
Income (loss) before provision for income taxes	(8,305,913)	1,361,987	12,973	(2,366,379)		(9,297,332)
Benefit (provision) for income taxes	1,050,207	–	–	–		1,050,207
Consolidated net income (loss)	(7,255,706)	1,361,987	12,973	(2,366,379)		(8,247,125)
Less: Net loss attributable to noncontrolling interests	(1,771,535)	–	–	–		$(1,771,535)
Net income (loss) attributable to company	$(5,484,171)	$1,361,987	$12,973	$(2,366,379)		(6,475,590)

Net income (loss) attributable to common shareholders	$(5,484,171)	$1,361,987	$12,973	$(2,366,379)		(6,475,590)
Dividend on preferred stock	42,196	–	–	–		42,196
	$(5,526,367)	$1,361,987	$12,973	$(2,366,379)		(6,517,786)

Basic and diluted net income (loss) per share (1)	$(0.46)					(0.43)

Basic weighted average common shares outstanding (1)	11,976,116			3,009,552	(a)	14,985,668

Notes

(1) Share and per share amounts have been retroactively adjusted to reflect the one-for-thirty reverse stock split effective February 14, 2022.

(a) Reflects the issuance of 3,009,552 Vivakor, Inc. shares at acquisition.

(b) To record amortization of intangible expense of $287,430 as well as $895,759 of interest expense associated with the seller's note assumed upon close of the acquisition as if the acquisition had occurred on January 1, 2021.

6